                               SENTRY FUND, INC.
            1800 North Point Drive   Stevens Point, Wisconsin 54481


MESSAGE TO SHAREHOLDERS                                         DECEMBER 5, 1996

We are pleased to provide you with this Sentry Fund report covering the fiscal year ended October 31, 1996. This past year was especially gratifying with Fund net assets increasing from $84.4 million on October 31, 1995 to $97.2 million on October 31, 1996, an all-time high for the Fund at the end of a fiscal reporting period. We are happy that you, as a shareholder, are a part of this growth.

Real GDP increased at a 2.2% annual rate in the third calendar quarter of 1996. This follows increases of 2.0% and 4.7% in the first and second quarters, respectively, of the year. Current projections call for continued, steady economic growth for the fourth quarter of 1996 and into 1997.

After some midyear concerns that the Federal Reserve Board might tighten monetary policy, it now appears that the FED will maintain its existing posture. Reflecting this, long term government bond yields declined from 7.2% at midyear to 6.5% recently. Inflation remains in check with the Producer Price Index increasing at a 3% annual rate during the past year.

The stock market, as measured by the S&P 500 Index, increased approximately 16% during the first 10 months of 1996. As long as the underlying support factors for the market remain in place - continued profit growth, controlled inflation and steady or declining bond yields - we remain optimistic on the outlook for the Equity market.

Please feel free to contact us at any time should you have questions about Sentry Fund or the information contained in the report. We can be reached at 1-800-533-7827.


Sincerely,



Steven R. Boehlke
President




Average Annual Total Return** Periods Ended October 31, 1996

                1 year          5 year     10 year
Sentry Fund     20.6%           11.2%       11.5%
S&P "500"       22.0%           15.4%       14.4%



**"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance, and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1970, the Fund applied a sales charge to each share purchase. The Fund's sales charge was eliminated on March 1, 1991. The performance data shown does not reflect its deduction, and had it been reflected, the charge would reduce the performance quoted.The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. This data is derived by Sentry Equity Services, Inc. and the Total Return includes reinvestment of all income.

PORTFOLIO OF INVESTMENT SECURITIES -- October 31, 1996        SENTRY FUND, INC.


                                                     Value
  Shares                                            (Note 1)
----------                                        ------------
            COMMON STOCKS (98.1%)
            BUSINESS & CONSUMER SERVICES (14.3%)

  148,500   Analysts Int'l Corp.................     $ 3,712,500
   25,000   Deluxe Corp.........................         815,625
  100,000 + Diamond Home Service, Inc...........       2,300,000
   67,500 + Fiserv, Inc.........................       2,590,313
   25,000   Block (H & R), Inc..................         618,750
   75,000 + Jaco Electronics, Inc...............         590,625
  150,000   Richardson Electronics..............       1,125,000
  239,500 + Richey Electronics, Inc.............       2,095,625

            DRUG & HEALTH CARE (11.3%)

   41,200   Bristol-Myers Squibb Co.............       4,356,900
   50,000   Dentsply International Inc..........       2,106,250
   10,000 + Lunar Corp..........................         311,250
   40,000 + Steris Corp.........................       1,510,000
  262,500 + Uromed Corp.........................       2,657,813

            ELECTRICAL EQUIPMENT (3.4%)

   33,600   General Electric Co.................       3,250,800

            ELECTRONICS (7.4%)

   40,000   Int'l. Business Machines Corp.......       5,160,000
  110,000 + Recoton Corp........................       1,995,000

            ENERGY (11.5%)

   27,300   Cabot Oil & Gas Corp.................        423,150
   83,000 + Coho Energy, Inc.....................        581,000
   41,000 + Dawson Production Service............        497,125
    5,000   Exxon Corporation....................        443,125
  100,000 + Marine Drilling Companies............      1,387,500
   30,800 + Nuevo Energy Co......................      1,536,150
   60,000 + Oceaneering International, Inc.......      1,080,000
  203,000 + Pool Energy Services Co..............      2,994,250
   25,000 + Pride Petroleum Services, Inc........        437,500
   10,000   Texaco, Inc..........................      1,016,250
   20,000   USX-Marathon Group...................        437,500
   12,675 + Weatherford Enterra, Inc.............        367,575

            FINANCIAL (13.5%)

   50,000   First Financial Corp. (Wisc).........      1,356,250
   20,000   Firstar Corp.........................        980,000
   40,400   National City Corp...................      1,752,350
   35,000   PMI Group............................      1,999,375
   80,000   PNC Bank Corp........................      2,900,000
   45,000   Security Capital Corp................      2,970,000
   49,500   Washington Federal, Inc..............      1,188,000

            FOODS & RESTAURANT (10.0%)

   90,000 + Ihop Corp............................      1,980,000
   45,000 + Int'l Dairy Queen Class A............        866,250
   65,000   Lancaster Colony Corp................      2,437,500
  100,000   McDonald's Corp......................      4,437,500

            MANUFACTURING (6.9%)

   75,000   Applied Power........................      2,700,000
   31,400   Belden Inc...........................        902,750
   20,000 + Department 56, Inc...................        440,000
   90,000   NN Ball & Roller.....................      1,215,000
   50,000 + Plexus Corp..........................        850,000
   14,500 + Wolverine Rube.......................        578,187

            RETAIL (5.4%)

  140,000   Walgreen Company.....................      5,285,000

            TOBACCO (7.4%)

   50,000   Philip Morris Cos., Inc..............      4,631,250
   90,000   UST, Inc.............................      2,598,750

            TRANSPORTATION (7.0%)

  100,000 + Custom Chrome, Inc...................      1,887,500
   75,000   Harley-Davidson, Inc.................      3,384,375
  114,000 + Starcraft Automotive Corp............        413,250
   66,800   Wabash National Corp.................      1,077,150
                                                     -----------
            TOTAL COMMON STOCKS                       95,228,013
            (Cost $57,418,507)                       -----------

Principal
 Amount
---------
            SHORT-TERM SECURITIES (0.3%)
            COMMERCIAL PAPER - DISCOUNTED
336,000     Ford Motor Credit Corp.
              Note due 11/5/96                           335,800
                                                     -----------

            TOTAL SHORT-TERM SECURITIES                  335,800
              (Cost $335,800)                        -----------

            TOTAL INVESTMENTS (98.4%)                 95,563,813
            (Cost $57,754,307)

            CASH AND RECEIVABLES
              LESS LIABILITIES (1.6%)                  1,589,713
                                                     -----------

            NET ASSETS (100%)                        $97,153,526
                                                     ===========



+Non-income producing security during the year ended October 31, 1996.


                 See accompanying notes to financial statements

                               SENTRY FUND, INC.

                     STATEMENT OF ASSETS AND LIABILITIES
                               October 31, 1996


ASSETS:
 Investments in securities, at
   market value (cost $57,754,307)          $95,563,813
 Cash                                            50,559
 Receivables:
   Investment securities sold                 1,660,145
   Dividends                                     67,015
                                            -----------
     Total assets                                          $97,341,532

LIABILITIES:
  Investment advisory fees                      176,129
  Transfer agent fees                             2,147
  Custodian fees                                    730
  Professional services                           9,000
                                            -----------
       Total liabilities                                       188,006
                                                           -----------

NET ASSETS                                                 $97,153,526
                                                           ===========
ANALYSIS OF NET ASSETS:
  Capital shares                                           $54,264,474
  Undistributed net investment income                          450,827
  Undistributed net realized gain on
      sales of investments                                   4,628,719
  Unrealized appreciation on investments                    37,809,506
                                                           -----------
  Net assets applicable to outstanding shares              $97,153,526
                                                           ===========

  Capital Shares Outstanding                                 5,340,151
                                                           ===========



  Net Asset Value and
    Redemption and Offering Price per Share                $     18.19
                                                           ===========


                           STATEMENT OF OPERATIONS
                     For the Year Ended October 31, 1996


INVESTMENT INCOME:
  Income:
    Dividends                               $ 1,410,076
    Interest                                    234,966
                                            -----------
       Total investment income                             $ 1,645,042


  Expenses:
    Investment advisory fees                    689,374
    Transfer agent fees                          24,907
    Professional services                        12,579
    Printing, stationery and postage              6,709
    Licenses and fees                            18,092
    Directors' fees                               3,000
    Other expenses                               18,528
                                            -----------
      Total expenses                                           773,189
                                                           -----------
        Net investment income                                  871,853
                                                           -----------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
  Net realized gain on sales of investments                  4,921,007
  Increase in unrealized appreciation
    of investments                                          11,259,861
                                                           -----------
  Net realized and unrealized gain
     on investments                                         16,180,868
                                                           -----------
  Net increase in net assets resulting
    from operations                                        $17,052,721
                                                           ===========



                 See accompanying notes to financial statements

                               SENTRY FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended October 31, 1996 and 1995

                                             1996                 1995
                                         ------------         ------------
OPERATIONS:
  Net investment income                  $    871,853         $    950,220

  Net realized gain on sales
    of investments                          4,921,007            5,767,028

  Increase in unrealized
    appreciation on investments            11,259,861            3,352,885
                                          -----------          -----------
  Net change in net assets
    resulting from operations              17,052,721           10,070,133
                                          -----------          -----------
DISTRIBUTIONS:
  Dividends from net
   investment income                        (894,861)             (891,072)

  Distributions of net realized gains      (5,784,937)          (3,961,557)
                                          -----------          -----------
  Total distributions to shareholders      (6,679,798)          (4,852,629)
                                          -----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares         20,647,795            4,714,480

  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                        6,625,630            4,805,308
                                          -----------          -----------
                                           27,273,425            9,519,788

  Cost of shares redeemed                 (24,866,512)          (9,985,556)
                                          -----------          -----------

  Increase (Decrease) in net assets
     derived from capital share
     transactions                           2,406,913             (465,768)
                                          -----------          -----------

  Total increase in net assets             12,779,836            4,751,736

NET ASSETS:
  Beginning of year                        84,373,690           79,621,954
                                          -----------          -----------
  End of year (including
    undistributed net investment
    income of $450,827 and
    $473,835, respectively)              $ 97,153,526         $ 84,373,690
                                         ============         ============

               See accompanying notes to financial statements



NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies

    Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 a. Security Valuation -- Securities traded on any national securities exchange or over-the-counter market are valued at the last reported sales price; short-term securities are stated at amortized cost, which approximates current value.

 b. Federal Income and Excise Taxes -- No provision for Federal income or excise taxes is considered necessary since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

 c. Investment Income and Security Transactions -- Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and the record date, respectively. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2.    CAPITAL SHARES

      At October 31, 1996, there were 10,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock for the years ended October 31, 1996 and 1995 were as follows:

                                                                                1996           1995
                                                                              ---------       -------
         Shares sold                                                          1,259,981       312,285
         Shares issued to shareholders in reinvestment of distributions         412,197       345,286
                                                                              ---------       -------
                                                                              1,672,178       657,571
         Shares redeemed                                                      1,511,484      (652,520)
                                                                              ---------       -------
           Net increase in shares outstanding                                   160,694         5,051
                                                                              =========       =======

3.    PURCHASES AND SALES OF SECURITIES

      Purchases and sales of common stock during the year ended October 31, 1996 aggregated $27,257,657 and $24,796,683, respectively.

4.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net asset value of the Fund. However, under the terms of the agreement, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1-1/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess. Expenses did not exceed the applicable limitation for the year ended October 31, 1996.

      Sentry Equity Services, Inc., (SESI), as principal underwriter of the Fund, paid $13,282 in commissions to sales representatives for the year ended October 31, 1996. In addition, SESI also acts as transfer agent and receives annual fees from the Fund of $8.50 per shareholder account.

      As of October 31, 1996, affiliates of Sentry Insurance and the Sentry 401K Plan held 27% and 36%, respectively, of the Fund's outstanding capital stock.

5.    DISTRIBUTIONS TO SHAREHOLDERS

      Net realized gains from security transactions are distributed to shareholders by the end of the succeeding year, unless there are capital
      loss carryovers   which may be applied against such realized gains. On
      December 19, 1995 and June 7, 1996, the Fund distributed $5,514,341 ($1.06 per share) and $270,596 ($.05 per share) related to net realized capital gains. Undistributed realized capital gains and net investment income as of October 31, 1996 will be paid out on December 19, 1996. On December 19, 1995, and June 8, 1996, the Fund distributed $624,265 ($.12 per share) and $270,596 ($.05 per share), respectively, from net investment income.

6.    INCOME TAX INFORMATION

      Unrealized gains and losses on investment securities for both financial statement and Federal income tax purposes at October 31, 1996 were as follows:

                Gross unrealized gains           $42,411,703
                Gross unrealized losses            4,602,197
                                                 -----------
                    Net                          $37,809,506
                                                 ===========

      The aggregate investment cost for both financial statement and Federal income tax purposes at October 31, 1996 was $57,754,307.

FINANCIAL HIGHLIGHTS

      The following presents information relating to a share of capital stock of the Fund outstanding for the entire period:

                                                                        Year Ended October 31,
                                               ---------------------------------------------------------------------
                                                 1996            1995            1994           1993          1992
                                                -------         -------         -------        -------       -------
      Net Asset Value, Beginning of Period      $ 16.29         $ 15.39         $ 15.93        $ 15.17       $ 15.34
                                                -------         -------         -------        -------       -------
      Income From Investment Operations
        Net Investment Income                      0.17           0 .18             .18            .23           .29
        Net Realized and Unrealized Gains
         on Investments                            3.01            1.65             .53           1.12          1.03
                                                -------         -------         -------        -------       -------
      Total from Investment Operations             3.18            1.83             .71           1.35          1.32

      Less Distributions
       Dividends From Net Investment Income        (.17)           (.17)           (.22)          (.23)         (.35)
       Distribution From Net Realized Gains       (1.11)           (.76)          (1.03)          (.36)        (1.14)
                                                -------         -------         -------        -------       -------

      Total Distributions                         (1.28)           (.93)          (1.25)          (.59)        (1.49)

      Net Asset Value End of Period             $ 18.19         $ 16.29         $ 15.39        $ 15.93       $ 15.17
                                                =======         =======         =======        =======       =======

      Total Return                                20.60%          12.97%           4.86%          9.17%         9.09%

      Net Assets, End of Period (in Thousands)  $97,154         $84,374         $79,622        $76,315       $69,454
      Ratio of Expenses to Average Net Assets       .84%            .86%            .86%           .87%          .88%
      Ratio of Net Investment Income to
      Average Net Assets                            .95%           1.17%           1.19%          1.48%         1.95%
      Portfolio Turnover Rate                     28.28%          26.54%          16.31%         22.34%        12.58%

      *Average Commission Rate                  $   .03


*Disclosure of the current year only is required.

INDEPENDENT ACCOUNTANTS' REPORT
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SENTRY FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Sentry Fund, Inc., including the portfolio of investment securities, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sentry Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Coopers & Lybrand L.L.P.

Chicago, Illinois
November 22, 1996



                      1996 FEDERAL INCOME TAX INFORMATION

Long term capital gains are taxable to shareholders as long term capital gains, regardless of how long a person has been a shareholder. In order to avoid an excise tax on undistributed amounts, the Fund must declare by the end of the calendar year a dividend representing 98% of its ordinary income for the calendar year and 98% of its net capital gains for the period of November 1 of the previous year through October 31 of the current year. Capital gains and income distributions declared and made payable to shareholders of record before the end of the calendar year will be ''deemed'' to have been received by the shareholders on December 31 so long as the dividends are actually paid during January of the following year.

For individual tax information, shareholders should consult their own tax advisors.

        BOARD OF DIRECTORS

        Thomas R. Copps
        David W. Graebel
        Dale R. Schuh
        Steven J. Umland

        OFFICERS

        Steven R. Boehlke, President
        John A. Stenger, V.P.
        William M. O'Reilly, Secy.
        Thomas H. Weingarten, Treas.

        INVESTMENT ADVISOR

        Sentry Investment Management, Inc.
        Stevens Point, Wisconsin

        UNDERWRITER

        Sentry Equity Services, Inc.
        Stevens Point, Wisconsin

        CUSTODIAN

        Citibank, N.A.
        New York, New York

        LEGAL COUNSEL

        Godfrey & Kahn
        Milwaukee, Wisconsin

        INDEPENDENT AUDITORS

        Coopers & Lybrand   L.L.P.
        Chicago, Illinois

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning sales charges and other pertinent information.


[Sentry Fund, Inc. Logo]


SENTRY FUND, INC.

                ANNUAL
                REPORT

     NO SALES CHARGES
     NO REDEMPTION FEES


     OCTOBER 31, 1996